                                                                     Exhibit 5.1
                       CONSENT OF INDEPENDENT ACCOUNTANTS
The Sponsors and Trustee of
Defined Asset Funds--Municipal Series--Florida Insured Series

We consent to the use in this Post-Effective Amendment No. 4 to Registration Statement No. 33-56381 of our opinion dated January 26, 1999 appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the heading 'Auditors' in such Prospectus.

DELOITTE & TOUCHE LLP
New York, N.Y.
February 10, 1999